UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On September 7, 2017, the Board of Directors (the “Board”) of Palatin Technologies, Inc. (“Palatin” or the “Company”) appointed Anthony M. Manning, Ph.D., to the Board, effective September 7, 2017, and concurrently fixed the number of members of the Board at eight. Mr. Manning will hold office until the date of the Company’s next annual meeting of stockholders, or until his earlier death, resignation or removal. The Board has determined that Mr. Manning satisfies the definition of “independent” director, including, without limitation, the applicable requirements of the NYSE MKT Listing Rules and the Securities Exchange Act of 1934, as amended. The committee or committees of the Board to which Mr. Manning will be appointed has not been determined.

The Board granted Mr. Manning an initial restricted stock unit award for 54,000 shares of Palatin’s common stock, par value 0.01 per share (the “common stock”), and an initial stock option award for 54,000 shares of Palatin common stock exercisable at $0.50 per share, each of which vest ratably over four years in annual installments. As a non-employee director, Mr. Manning will receive compensation in the same manner as the Company’s other non-employee directors, including an annual retainer of $40,000 for service on the Board.

There are no arrangements or understandings between Mr. Manning and any other person pursuant to which he was appointed as a member of the Board. There are no family relationships between Mr. Manning, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) between Mr. Manning and the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

 99.1 Press release, dated September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: September 12, 2017	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial
Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 12, 2017.